UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2016

Rockwell Collins, Inc.

(Exact name of Registrant as specified in its charter)

Delaware		52-2314475
(State or other jurisdiction		(I.R.S. Employer
of incorporation)		Identification Number)

400 Collins Road NE
Cedar Rapids Iowa	001-16445	52498
(Address of principal	(Commission File No.)	(Zip Code)
executive office)

Registrant’s telephone number, including area code: (319) 295-1000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐                                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.                                        Results of Operations and Financial Condition.

The press release of registrant regarding Rockwell Collins quarterly results is furnished herewith as Exhibit 99.1.

The presentation of registrant that will be made to investors providing an overview of Rockwell Collins quarterly results and of the definitive agreement entered into by Rockwell Collins with B/E Aerospace, Inc.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

99.1                Press release of registrant.

99.2                Presentation of registrant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated:	October 24, 2016	By:	/s/ Robert J. Perna
		Name:	Robert J. Perna
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Press release of registrant
99.2	Presentation of registrant